                                                                   Exhibit 10.32

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


October 21, 1999

__________ shares                                           Warrant No. __

                      MECHANICAL TECHNOLOGY INCORPORATED
                            STOCK PURCHASE WARRANT

Registered Owner: ____________________________

     This certifies that, for value received, Mechanical Technology Incorporated, a New York corporation, the ("Company") grants the following
                                            -------
rights to the Registered Owner, or assigns, of this Warrant:

     1. Issue. Upon tender (in accordance with Section 5 hereof) to the Company, the Company, within three (3) Business Days of the date thereof, shall issue to the Registered Owner, or assigns, up to the number of shares specified in Section 2 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     2. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant (the "Warrant Shares") is ________ shares, subject to
                               --------------
adjustment from time to time as to the number and kind of securities for which this Warrant is exercisable, all as set forth in Section 6 hereof. The Company shall at all times reserve and hold available out of its authorized and unissued shares of Common Stock or other securities, as the case may be, sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock or other securities, as the case may be, that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the purchase and the issuance of the shares, and shall not have any legend or restrictions on resale, expect as required by Section 3.13 of the Purchase Agreement.

     3.   Exercise Price.   The per share exercise price of this Warrant,
representing the price per share at which the shares of stock issuable upon exercise of this Warrant may be purchased, is $37.66, subject to adjustment from time to time pursuant to the provisions of Section 6 hereof (the "Exercise
                                                                  --------
Price").
-----

     4. Exercise Period. This Warrant may be exercised from the Closing Date (as defined in the Purchase Agreement) up to and including October 21, 2003 (the "Exercise Period"). If not exercised during this period, this Warrant and all
 ---------------
rights granted under this Warrant shall expire and lapse.

     5.   Tender; Issuance of Certificates.

          a. Subject to Section 15 hereof, this Warrant may be exercised, in whole or in part, by (i) actual delivery of (a) the Exercise Price in cash or exchange of in-the-money warrants, (b) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the
                                             ---------
Registered Owner, or assigns, of this Warrant, and (c) by surrender of this Warrant. The Warrant Shares so purchased shall be deemed to be issued to the Registered Owner as of the close of business on the date (the "Exercise Date") on which the last of the following shall have occurred: (i) this Warrant shall have been surrendered and (ii) the completed Warrant Exercise Form shall have been delivered and payment shall have been made for such shares as set forth above. The payment and Warrant Exercise Form must be delivered to the registered office of the Company either in person or as set for in Section 12 hereof.

          b. In lieu of physical delivery of the Warrant, provided the Company's transfer agent is participating in the Depositary Trust Company's ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the
  ---                                        ----
Registered Owner and in compliance with the provisions hereof, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the Registered Owner by crediting the account of the Registered Owner's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described herein shall apply to the electronic transmittals described herein.

          c. The Registered Owner may, at its option, also elect to pay some or all of the Exercise Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Exercise Price payable in respect of the number of Warrant Shares being purchased upon such exercise by
(ii) the excess of the Fair Market Value per share of Common Stock as of the Exercise Date over the Exercise Price per share. If the Registered Owner wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Exercise Price per share and the denominator which shall be the Fair Market Value per share of Common Stock as of the

Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

               (i). If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

               (ii). If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including, without limitation, a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and upon request of the Registered Owner, the Board of Directors (or a representative thereof) shall promptly notify the Registered Owner of the Fair Market Value per share of Common Stock.

Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Owner that it do so, and (B) the exercise of this Warrant pursuant to this Section 6(c) shall be delayed until such determination is made.

          d. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form, and any cash payments due under Section 14 hereof shall be delivered to the Registered Owner within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Registered Owner and shall be registered in the name of the Registered Owner or such other name as shall be designated by such Registered Owner. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Registered Owner a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     6.   Adjustment of Exercise Price.

          a.   Common Stock Dividends; Common Stock Splits; Reverse Common Stock
               -----------------------------------------------------------------
Splits.  If the Company, at any time while this Warrant is outstanding, (a)
------
shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then (i) the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding (excluding treasury shares, if any) after such event and (ii) the number of Warrant Shares shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b.   Rights; Options; Warrants or Other Securities.  If the Company,
               ---------------------------------------------
at any time while this Warrant is outstanding, shall fix a record date for the issuance of rights, options, warrants or other securities to all of the holders of Common Stock entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire shares of Common Stock for no consideration or at a price per share less than the Exercise Price, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of additional shares of Common Stock offered for subscription, purchase, conversion, exchange or acquisition and the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights, options, warrants or other securities are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options, warrants or other securities.

          c.   Subscription Rights.  If the Company, at any time while this
               -------------------
Warrant is outstanding, shall fix a record date for the distribution to all of the holders of Common Stock evidence of its indebtedness or assets or rights, options, warrants or other security entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire any security (excluding those referred to in paragraphs 6(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction, the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding
               --------  -------
ten percent (10%) of the net assets of the Company, such fair market value shall be determined in accordance with the Appraisal Procedure. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          d.   Rounding.  All calculations under this Section 6 shall be made to
               --------
the nearest cent or the nearest l/l00th of a share, as the case may be.

          e.   Notice of Adjustment.  Whenever the Exercise Price is adjusted
               --------------------
pursuant to paragraphs 6(a), (b) or (c), the Company shall promptly deliver to the Registered Owner a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          f.   Redemption Events.  The following are "Redemption Events" under
               -----------------                      -----------------
this Section 6(f): (A) any Change of Control or (B) any suspension from listing or delisting of the Common Stock from the Nasdaq or any Subsequent Market on which the Common Stock is listed for a period of five consecutive days. On and after the date of any Redemption Event, the Registered Owner shall have the option to require the Company to redeem (the "Redemption Right"), for a period
                                              ----------------
of thirty (30) days after the Registered Owner receives notice of Redemption Event, in cash within 10 days of the Redemption Event, the Registered Owner's shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Registered Owner's Warrant at a price per share equal to the product of (i) the amount by which, if any, the Average Price immediately preceding the latest of the effective date, the date of the closing, date of occurrence or the date of the announcement, as the case may be, of the Redemption Event triggering such Redemption Right exceeds the Exercise Price and
(ii) the number of shares of Common Stock issuable upon exercise of the Warrant immediately prior to such Redemption Event. After the occurrence of (A), the Registered Owner shall have the right at his or its option, in lieu of the Redemption Right, to exercise the Warrant for shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Redemption Event; the Registered Owner shall be entitled upon such event to receive such amount of securities, cash or property as if the Registered Owner had exercised the Warrant of the shares of the Common Stock issuable upon exercise of the Warrant immediately prior to such Redemption Event (without taking into account any limitations or restrictions on the exercise of the Warrant). In the case of a transaction specified in (A) in which holders of the Company's Common Stock receive cash, the Registered Owner shall have the right at his or its option, in lieu of the Redemption Right, to exercise the Warrant for such number of shares of the surviving company equal to the amount of cash into which the Warrant is exercisable divided by the fair market value of the shares of the surviving company on the effective date of the merger. In the case of (A), the Company shall not effect any such Redemption Event unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of the Warrant as provided herein shall assume, by written instrument delivered and reasonably satisfactory to, the Registered Owner, (a) the obligations of the Company under the Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligations of the Company under the Purchase Agreement, the Warrant and the Registration Rights Agreement, and (c) the obligation to deliver to the Registered Owner such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 6(f), the Registered Owner may be entitled to receive. Nothing in this Section 6(f) shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Purchase Agreement. This provision shall similarly apply to successive Redemption Events.

          g.   Notice of Certain Events. If:
               ------------------------

               (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

               (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               (iii) the Company shall authorize the granting to the holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (iv) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Registered Owner, at least 10 Business Days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          h.   Adjustment of Number of Shares.  Upon each adjustment of the
               ------------------------------
Exercise Price as a result of the calculations made in this Section 6, this Warrant shall thereafter evidence the right to receive, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Exercise Price in effect immediately prior to such adjustment of the Exercise Price by (ii) the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     7. Officer's Certificate. Whenever the number of shares purchasable upon exercise shall be adjusted as required by the provisions of Section 7, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price, number of shares or other securities determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any Registered Owner of the Warrants and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Registered Owners.

     8. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Warrant, the following terms have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Appraisal Procedure" shall have the following meaning.  The independent
      -------------------
directors of the Company shall determine the fair market value. The Holders shall have ten (10) Business Days to provide the Company with written notice of its approval or disapproval of such determination. If the Holders do not respond within such ten (10) Business Day period, they will be deemed to have
approved the fair market value determination of the independent directors.   If
the Holders appropriately respond that they do not approve of the determination and the independent directors and Holders collectively can not agree on an appropriate fair market value within 30 Business Days, then the Company, on the one hand, and the Holders, on the other hand shall each appoint an Appraiser. A neutral Appraiser shall be appointed by the two party-appointed Appraisers. The three Appraisers shall collectively ascertain the fair market value, which valuation shall be binding upon all parties absent manifest error.

     "Appraiser"  shall mean a nationally recognized or major regional
      ---------
investment banking firm or firm of independent certified public accountants of recognized standing.

     "Average Price" on any date means (x) the sum of the Per Share Market Value
      -------------
for the ten (10) Trading Days immediately preceding such date minus (y) the highest and lowest Per Share Market Value during the ten (10) Trading Days immediately preceding such date, divided by (z) eight (8), or a similar calculation if another figure for the number of Trading Days is set forth for clause (x) of this definition.

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

     "Change of Control" means the occurrence of any of (i) an acquisition after
      -----------------
the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their Affiliates, of in excess of 40% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) , (iii), (iv) or
(v);

     "Closing" means the closing of the purchase and sale of Common Stock and
      -------
warrants as described in Section 1.2 and 1.3 of the Purchase Agreement.

     "Common Stock" means the shares of the Company's Common Stock, par value
      ------------
$0.01 per share.

     "Company" means SatCon Technology Corporation, a Delaware corporation.
      -------

     "Exercise Period" has the meaning assigned to it the Section 4 hereof.
      ---------------

     "Exercise Price" has the meaning assigned to it in Section 3 hereof
      --------------

     "MTI Registration Rights Agreement" means that certain Registration Rights
      ---------------------------------
Agreement, dated October 13, 1999, among the Company and the Purchasers.

     "Per Share Market Value" means on any particular date (i) the closing bid
      ----------------------
price per share of the Common Stock on such date on the National Market System of the Nasdaq Stock Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the National Market System of the Nasdaq Stock Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined in accordance with the Appraisal Procedure. In addition, all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

     "Purchase Agreement" means that certain Securities Purchase Agreement,
      ------------------
dated October 13, 1999, among the Company and the Purchaser.

     "Purchaser" has the meaning set forth in the Purchase Agreement.
      ---------

     "Redemption Event" has the meaning assigned to it in Section 6(f) hereof.
      ----------------

     "Redemption Right" has the meaning assigned to it in Section 6(f) hereof.
      ----------------

     "Registered Owner" means the person identified on the face of this Warrant
      ----------------
as the registered owner hereof or such other person as shown on the records of the Company as being the registered owner of this Warrant or their assigns.

     "Trading Day(s)" means any day on which the primary market on which shares
      --------------
of Common Stock are listed is open for trading.

     "Underlying Shares" means the shares of Common Stock issuable upon exercise
      -----------------
of the Warrants.

     "Warrant(s)" means the warrants issuable to SatCon Technology Corporation
      ----------
at the Closing.

     9. Registration Rights. The Warrant Shares are subject to the Registration Rights Agreement.

     10. Reservation of Underlying Shares; Listing. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon exercise of the Warrants as herein provided, such number of shares of the Common Stock as shall then be issuable upon the exercise of all outstanding Warrants into Common Stock. The Company covenants that all shares of the Common Stock issued upon exercise of the Warrant which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock form time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

     11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Purchaser to SatCon Technology Corporation, 161 First Street, Cambridge, MA 02142-1221, Attn:
President and Chief Executive Officer, fax no. (617) 576-7455, with copies to Hale & Dorr LLP, 60 State

Street, Boston, MA 02109, Attn: Jeffrey N. Carp, Esq., fax no. (617) 526-5000 and (ii) if to the Company to Mechanical Technology Incorporated at 968 Albany-Shaker Road, Latham, New York 12110, Attention: Cynthia A. Scheuer, Chief Financial Officer with copies to Catherine S. Hill, PLLC, 4 Global View, Troy, New York 12180, Attention: Catherine Hill, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     12. Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     13. Fractional Shares. Upon any exercise hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Registered Owner shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     14. Payment of Tax Upon Issue of Transfer. The issuance of certificates for shares of the Common Stock upon exercise of the Warrants shall be made without charge to the Registered Owners thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Owner of such Warrant so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     15. Warrants Owned by Company Deemed Not Outstanding. In determining whether the holders of the outstanding Warrants have concurred in any direction, consent or waiver under this Warrant, warrants which are owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding for the purpose of any such determination.
Warrants so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such warrants and that the pledgee is not the Company or any other obligor upon the securities or any Affiliate of the Company or any other obligor on the warrants.

     16. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

     17. No Rights as Stockholder. This Warrant shall not entitle the Registered Owner to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of

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

stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     18. Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     19. Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of
                                    ------
making any adjustment pursuant to Section 6 hereof, make proper provision so that each Registered Owner who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of
             -----------------
a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant to exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

     20. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Registered Owners and its assigns, and shall be binding upon any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Owner. The Registered Owner may assign this Warrant without the prior written consent of the Company.

     21. Transfers. The Company shall maintain a register (the "Register") containing the name and address of the Registered Owner of this Warrant, which Register can be relied upon by the Company as conclusive evidence of the Registered Owner. If the Registered Owner transfers or assigns this Warrant it shall promptly notify the Company in writing of the name and address of the person to which such transfer or assignation was made. Upon receipt of such notice the Company shall immediately update the Register to incorporate the new Registered Owner.

     22. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the federal courts sitting in the City of Albany, County of Albany, and if diversity jurisdiction cannot be obtained, the state courts sitting in the City of Albany, County of Albany for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                               MECHANICALTECHNOLOGY INCORPORATED


                                                  By: /s/ David B. Eisenhaure
                                                      --------------------------
                                                      Name: David B. Eisenhaure
                                                      Title: President

                                   EXHIBIT A

                             Warrant Exercise Form
                             ---------------------

TO:  MECHANICAL TECHNOLOGY INCORPORATED

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Mechanical Technology Incorporated, pursuant to Warrant No. ___ heretofore issued to ___________________ on ____________, 199__; (2) encloses either (a) a cash payment of $__________ or
(b) the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ Warrant Shares (using a Fair Market Value of $ _____ per share for purposes of this calculation); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.


          Date:                    _____________________________

          Investor Name:           _____________________________

          Taxpayer Identification  _____________________________

          Number:                  _____________________________

          By:                      _____________________________

          Printed Name:            _____________________________

          Title:                   _____________________________

          Address:                 _____________________________

                                   _____________________________

                                   _____________________________


          Note: The above signature should correspond exactly with the name on the face of this Warrant or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.